           As filed with the Securities and Exchange Commission on June 29, 2001
                                                 Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                                 NETMANAGE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                              7372                         77-025226
(STATE OR OTHER JURISDICTION OF        (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)         CLASSIFICATION CODE NUMBER)        IDENTIFICATION NUMBER)

                          10725 NORTH DEANZA BOULEVARD
                            CUPERTINO, CA 95014-2030
                                 (408) 973-7171
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             1992 STOCK OPTION PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLANS)

                             ----------------------

                                    ZVI ALON
                          PRESIDENT AND CHIEF EXECUTIVE
                                     OFFICER
                                 NETMANAGE, INC.
                          10725 NORTH DEANZA BOULEVARD
                            CUPERTINO, CA 95014-2030
                                 (408) 973-7171

 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                             ----------------------

                                    Copy to:
                                URIEL BARAK, ESQ.
                         BROBECK, PHLEGER & HARRISON LLP
                                ATTORNEYS AT LAW
                                   1633 BROADWAY
                             NEW YORK, NEW YORK 10019
                                 (212) 581-1600

                             ----------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

                             ----------------------

                                      CALCULATION OF REGISTRATION FEE
=====================================================================================================================
                                                             PROPOSED MAXIMUM     PROPOSED MAXIMUM      AMOUNT OF
 TITLE OF EACH CLASS OF SECURITIES         AMOUNT TO BE     OFFERING PRICE PER   AGGREGATE OFFERING    REGISTRATION
          TO BE REGISTERED                  REGISTERED             SHARE                PRICE              FEE
---------------------------------------------------------------------------------------------------------------------
1992 Stock Option Plan
Common Stock, $0.01 par value (1)......   1,000,000 shares        $.790                $790,000.00       $197.50
---------------------------------------------------------------------------------------------------------------------
Employee Stock Purchase Plan
 Common Stock,  $0.01 par value (2)....   2,000,000 shares        $.672              $1,343,000.00       $335.75
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TOTAL REGISTRATION FEES                                                                                  $533.25
=====================================================================================================================

(1) The Proposed Maximum Offering Price Per Share has been estimated in accordance with Rule 457(h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee. No options have been granted with respect to such shares. The computation is based upon the average of the high and low price of the Common Stock as reported on the Nasdaq National Market on June 26, 2001.

(2) The Proposed Maximum Offering Price Per Share has been estimated in accordance with Rule 457(h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee. The computation is based upon 85% (see explanation in following sentence) of the average of the high and low price of the Common Stock as reported on the Nasdaq National Market on June 26, 2001 because the price at which the stock will be issued is not currently determinable. Pursuant to the Employee Stock Purchase Plan, the purchase price of a share of Common Stock shall mean an amount equal to 85% of the closing price on the first or last day of each offering period.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INFORMATION INCORPORATED BY REFERENCE.

        The following documents and information previously filed with the Securities and Exchange Commission are hereby incorporated by reference:

        (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2000, filed pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the Securities Act"), on April 02, 2001.

        (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001, filed with the Securities and Exchange Commission on May 15, 2001.

        (c) The Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2001.

        (d) The description of the Registrant's Common Stock contained in the Registration Statement on Form 8-A filed pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the Exchange Act") on August 2, 1993.

            In addition, all documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the filing of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold hereunder, shall be deemed to be incorporated by reference in the Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Delaware law authorizes corporations to eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach or alleged breach of the directors' "duty of care." While the relevant statute does not change directors' duty of care, it enables corporations to limit available relief to equitable remedies such as injunction or rescission. The statute has no effect on directors' duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, illegal payment of dividends and approval of any transaction from which a director derives an improper personal benefit.

        The Registrant has adopted provisions in its Certificate of Incorporation which eliminate the personal liability of its directors to the Registrant and its stockholders for monetary damages for breach or alleged breach of their duty of care. The Bylaws of the Registrant provide for indemnification of its directors, officers, employees and agents to the full extent permitted by the General Corporation Law of the State of Delaware, the Registrant's state of incorporation, including those circumstances in which indemnification would otherwise be discretionary under Delaware Law. Section 145 of the General Corporation Law of the State of Delaware provides for indemnification in terms sufficiently broad to indemnify such individuals, under certain circumstances, for liabilities (including reimbursement of expenses incurred) arising under the Securities Act.

        The Registrant has entered into agreements with each of its directors and executive officers to indemnify such persons against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred (including expenses of a derivative action) in connection with any proceeding, whether actual or threatened, to which any such person may be made a party by reason of the fact that such person is or was a director or officer of the Registrant or any of its affiliated enterprises, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8. EXHIBITS.

                                                                                     SEQUENTIALLY
  EXHIBIT NUMBER                           EXHIBIT DOCUMENT                         NUMBERED PAGE
-----------------   --------------------------------------------------------------  -------------
          4.1 **    1992 Stock Option Plan

          4.2 **    Employee Stock Purchase Plan

          4.3       Amendment to the 1992 Stock Option Plan

          4.4       Amendment to the Employee Stock Purchase Plan

          5.1 Opinion of Brobeck, Phleger & Harrison LLP, as to the legality of securities being registered (Counsel to the Registrant)

         23.1       Consent of Arthur Anderson LLP (Independent Accountants)

         23.2       Consent of Brobeck, Phleger & Harrison LLP (contained in
                    Exhibit 5.1 hereto)

         24.1       Power of Attorney (see Registration Statement Signature Page)


----------

** Incorporated by reference to the Exhibits filed with the Registrant's Registration Statement on Form S-1 (No. 33-66460) dated July 24, 1993, as Amended, which became effective September 20, 1993.

ITEM 9. UNDERTAKINGS.

        (a)    The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

        (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be an initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Cupertino, State of California on June 26, 2001.

                                     NETMANAGE, INC.

                                     By: /s/ Zvi Alon
                                         ---------------------------------------
                                         Zvi Alon
                                         President, Chief Executive Officer and
                                         Chairman

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Zvi Alon, and Michael Peckham, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

               SIGNATURE                                TITLE                          DATE
----------------------------------       ----------------------------------       --------------

/s/            Zvi Alon                  President, Chief Executive Officer       June 26, 2001
----------------------------------       and Chairman
               Zvi Alon

/s/         Michael Peckham              Chief Financial Officer and Senior       June 26, 2001
----------------------------------       Vice President
            Michael Peckham

/s/       Raymond Lee Pekary             Corporate Controller                     June 26, 2001
----------------------------------
          Raymond Lee Pekary

/s/         Darrell Miller               Director                                 June 26, 2001
----------------------------------
            Darrell Miller

/s/           John Bosch                 Director                                 June 26, 2001
----------------------------------
              John Bosch

/s/           Uzia Galil                 Director                                 June 26, 2001
----------------------------------
              Uzia Galil

/s/      Shelley Harrison, Ph.D.         Director                                 June 26, 2001
----------------------------------
        Shelley Harrison, Ph.D.

/s/        Abraham Ostrovsky              Director                                 June 26, 2001
----------------------------------
           Abraham Ostrovsky

                                INDEX TO EXHIBITS

                                                                                     SEQUENTIALLY
  EXHIBIT NUMBER                           EXHIBIT DOCUMENT                         NUMBERED PAGE
-----------------   --------------------------------------------------------------  -------------
          4.1 **    1992 Stock Option Plan

          4.2 **    Employee Stock Purchase Plan

          4.3       Amendment to the 1992 Stock Option Plan

          4.4       Amendment to the Employee Stock Purchase Plan

          5.1 Opinion of Brobeck, Phleger & Harrison LLP, as to the legality of securities being registered (Counsel to the Registrant)

         23.1       Consent of Arthur Anderson LLP (Independent Accountants)

         23.2       Consent of Brobeck, Phleger & Harrison LLP (contained in
                    Exhibit 5.1 hereto)

         24.1       Power of Attorney (see Registration Statement Signature Page)


----------

** Incorporated by reference to the Exhibits filed with the Registrant's Registration Statement on Form S-1 (No. 33-66460) dated July 24, 1993, as Amended, which became effective September 20, 1993.